                                       --------------------
                                        ANNUAL REPORT
                                       --------------------
                                        December 31, 1995


                                        ALLMERICA
                                        SECURITIES
                                        TRUST

                                       --------------------







                                   == A S T ==

                                                                              ------------------------------------
TRUST INFORMATION                                                                         CONTENTS
------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                 INDEPENDENT ACCOUNTANT      A LETTER FROM THE CHAIRMAN....... 2
John F. O'Brien, Chairman                         Price Waterhouse LLP
Russell E. Fuller                                 160 Federal Street          BOND MARKET OVERVIEW............. 4
Gordon Holmes                                     Boston, MA 02110
John D. Hunt                                                                  TRUST OVERVIEW................... 6
John Kavanaugh                                    LEGAL COUNSEL
Attiat F. Ott                                     Ropes & Gray                FINANCIALS....................... 7
Paul D. Paganucci                                 One International Place
Richard M. Reilly                                 Boston, MA 02110            SHAREHOLDER INFORMATION..... INSIDE
Ranne P. Warner                                                                                        BACK COVER
Thomas S. Zocco                                   SHAREHOLDER INQUIRIES
                                                  MAY BE DIRECTED TO:
OFFICERS                                          The Bank of New York
Richard M. Reilly, President                      Shareholder Relations
Robert T. Stemple, Vice President, Treasurer      Department - IIE
 and Principal Accounting Officer                 P.O. Box 11258
                                                  Church Street Station
INVESTMENT ADVISOR                                New York, NY 10286
Allmerica Asset Management, Inc.                  1-800-432-8224
440 Lincoln Street
Worcester, MA 01653

REGISTRAR AND TRANSFER,
DIVIDEND DISBURSING AND
REINVESTMENT AGENT
The Bank of New York
P.O. Box 11258, Church Street Station
New York, NY 10286

CUSTODIAN
Bankers Trust Company
16 Wall Street
New York, NY 10005

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive
P.O. Box 5108
Westboro, MA 01581-5108

--------------------------------------------------------------------------------
                           A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED:
 Photo of
 John F. O'Brien]

Dear Client:

It's remarkable how much can change in a year. After disappointing returns in all sectors of the market for 1994, 1995 brought historic gains in both the stock and bond markets.

   One look at several of the leading indices quickly shows just how phenomenal these gains were. Fueled primarily by tremendous advances in the technology and financial sectors, the Standard & Poor's 500(R), an unmanaged index of the 500 leading stocks, capped the year with a total return of 37.5%. Nearly matching the stock market's record returns, 30-year U.S. Treasury bonds provided a total return of 34.15%. Investment grade corporate bonds also turned in an exceptionally strong performance - with a total return of 21.2% for the year, as measured by the Merrill Lynch Fixed Income Index.

   What nurtured this growth in both the equity and fixed income markets was a somewhat unusual combination of events. While interest rates declined, corporate earnings soared. And while inflation remained modest, the dollar strengthened.

   This year, I was particularly pleased with the ability of our money managers to capitalize on these favorable conditions. However, as welcome as 1995's rebound has been, it also underscores the cyclical nature of the financial markets. To cushion yourself against this inevitable volatility, I encourage you to remain focused on long-term results. By maintaining a long-term perspective, you won't be easily tempted to overreact to short-term performance. Think for a moment about those investors who responded to 1994's disappointing results by abandoning their investments early in 1995. Because they sold at market lows, these investors not only lost money early in the year - they also lost out on tremendous earnings potential throughout the year.

   Of course, no one can predict what's ahead for 1996. However, given 1995's record gains, it would be unrealistic to expect a repeat in 1996. It's important to keep in mind, though, that it is this very volatility that presents opportunities.

   I also wanted to let you know that, on February 6, 1996, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $.21 per share, payable March 29, 1996, to shareholders of record on February 29, 1996. For the 12 months ended December 31, 1995, the Trust paid dividends of $.86 per share, producing a current yield of 8.19%, based on the year-end closing price of $10.50. By comparison, the 10-year Treasury note yield was 5.75% on December 31, 1995.

   At Allmerica, we look forward to continuing to provide you with a broad array of products offering investment options managed by some of the world's leading investment advisers. Not only are we committed to carefully selecting each manager, we're also focused on continually monitoring their performance - ensuring they continue to earn their place on Allmerica's elite roster.

On behalf of the Board of Directors,



/s/ JOHN F. O'BRIEN
    John F. O'Brien
    Chairman
    Allmerica Financial Life Insurance and Annuity Company

-------------------------------------------------------------------------------
"AS WELCOME AS 1995'S REBOUND HAS BEEN, IT ALSO UNDERSCORES THE CYCLICAL NATURE OF THE FINANCIAL MARKETS. TO CUSHION YOURSELF AGAINST THIS INEVITABLE VOLATILITY, I URGE YOU TO REMAIN FOCUSED ON LONG-TERM RESULTS."
-------------------------------------------------------------------------------

                                       --------------------

                                        OVERVIEW

                                       --------------------





                                   == A S T ==

BOND MARKET OVERVIEW

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.


   For the U.S. fixed income market, 1995 was indeed a very favorable year. In fact, 1995's bond market turned in its third best performance in the past 30 years.

   By February 1995, investors became more confident that the Federal Reserve had successfully piloted its "soft landing" strategy - slowing growth while controlling inflation. This growing confidence quickly transformed the bond market's initial negative outlook into expectations for double-digit returns.

   Overall, the year's dramatic decline in interest rates rewarded bonds with longer durations. Thirty-year U.S. Treasury bonds provided a total return (principal appreciation and interest return) of 34.15% - approaching the historic return of the U.S. stock market. Conversely, the short-end of the yield curve turned in a 14.41% total return for the year (as measured by the Lehman Intermediate Government Index, an unmanaged index of average yield U.S. intermediate fixed-income bonds).

   Corporate bonds were among the market's top-performing issues for 1995. After advancing only 3.4% in 1994, investment grade corporate bonds achieved a 1995 total return of 21.2% (as measured by the Merrill Lynch Fixed Income Index).

   Strong earnings trends, coupled with strong demand and limited new supply, served to accentuate gains in the corporate sector throughout the year -- particularly in the industrial and finance categories. Not only did corporate issues offer excellent yield enhancement for many portfolios, they also served to narrow yield spreads relative to U.S. Treasuries.

   After a slow start, high yield bonds also saw increased investor interest in the second half of 1995. As the stream of positive economic news continued, concerns about moving up to "quality issues" dissipated. Now willing to accept potentially higher risks in exchange for the promise of higher returns, more investors began seeking re-turn opportunities in the high yield market.

   Despite a heavy schedule of new issues in the third quarter, the high yield market delivered solid results. In the fourth quarter, the high yield market again produced positive performance - but failed to keep pace with both U.S. Treasuries and investment grade corporate bonds. This underperformance can be attributed to a variety of factors - including some disappointing third quarter corporate earnings, increased supply of new issues, and investor concern with some highly-publicized defaults in the sector.

   Mortgage-backed securities proved to be the biggest disappointment in the 1995 fixed income market. These issues, backed by mortgage obligations, were negatively affected by declining interest rates throughout the year. As homeowners saw interest rates fall, many decided to refinance their mortgages at lower rates. This increase in refinancing activity lowered the expected rate of return on mortgage securities - as loans backing these securities were paid off earlier than expected.

   Even after a small rally in December, mortgage-backed issues still seemed attractively priced relative to their valuations. However, it remains unclear as to whether this value will be realized sooner or later.

   Going forward, prospects for the overall bond market remain generally positive - as long as inflation remains in check and economic growth doesn't resurge. But enthusiasm for fixed income securities could be dampened by a number of other possible events in 1996 - such as a failure to re-elect the Federal Reserve Chairman or an inability to resolve the budget impasse in Washington. Such events could shake investor confidence and precipitate a return to single-digit returns.

   Regardless of specific events, however, it's unlikely that 1996 returns will be able to match 1995's historic levels, unless there were to be an unexpected collapse in interest rates.


--------------------------------------------------------------------
[GRAPHIC OMITTED: two-page time-line spread]
1995

JAN 95
Bond funds rally for the first time in more than a year, up 3.85%.

FEB 95
Confidence builds that the Federal Reserve has succeeded in engineering a "soft landing."

MAR 95 [GRAPHIC OMITTED: feather]

APR 95
Strong earnings and low volatility make corporate bonds one of the biggest success stories throughout the year.

MAY 95 [GRAPHIC OMITTED: bridge]

JUNE 95 [GRAPHIC OMITTED: dollar sign]

JULY 95
Federal Reserve lowers target rate for federal funds to 5.75%, easing money supply.

AUG 95
Low interest rates motivate more refinancing, negatively impacting mortgage-backed securities.

SEPT 95 [GRAPHIC OMITTED: house]

OCT 95 [GRAPHIC OMITTED: dome]
Budget resolutions in Washington promise progress on federal deficit reduction.

NOV 95
Federal Reserve lowers federal funds target rate for second time this year to 5.50%.

Thirty-year U.S. Treasury bonds posted a 34.15% total return, approaching the return of the U.S. stock market.

DEC 95 [GRAPHIC OMITTED: dollar sign]
Lehman Brothers Government and Corporate Bond Index ends year up
18.43%, the third strongest performance in the last 30 years.
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Seeks to generate a high rate of current income for distribution to shareholders.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Allmerica Securities Trust                   18.58%
The Lehman Brothers Aggregate Bond Index     22.25%
Lipper Closed-End General Bond Index         16.90%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

[GRAPHIC OMITTED: pie chart]
Corporate Notes and Bonds                    72.09%
U.S. Government and Agency Obligations       17.11%
Asset-Backed Securities                       6.48%
Cash Equivalents and Other                    4.32%

Allmerica Securities Trust successfully capitalized on the bond market's strong rally in 1995, posting a total return of 18.58% for the year.

   Through the first six months, the Trust significantly outperformed its benchmark. Corporate bond issues proved particularly rewarding, as strong demand and limited new supply were complemented by positive earnings trends. The Trust also benefited from its emphasis on split-rate securities, particularly its split-rate industrials. These securities, which are rated investment grade by one nationally-recognized rating agency and below investment grade by another, even outpaced the corporate sector.

   When results for the full year are analyzed, excess returns from the first half of the year were somewhat offset by two key factors. In general, the Trust's 40% position in below investment grade securities weakened overall performance. Two specific corporate security selections also took an unexpected turn for the worse. National discount retailer K-Mart, in which the Trust owned a 1% position before selling, suffered from liquidity concerns and bankruptcy rumors. Sithe Independence Funding Corporation, a New York independent power producer in which the Trust also owned a 1% position, became vulnerable to contract renegotiations.

   Another challenge for the year was staying ahead of interest rate movements, given the year's shifting market sentiment and mixed economic messages. During the first half of the year, the Trust's management changed its interest rate exposure strategy from a defensive posture to a more positive stance. In the third quarter, when an economic strengthening seemed likely to push interest rates up, the Trust's management reduced its interest rate exposure.

   For 1996, Allmerica Asset Management remains bullish on corporate bonds. The Trust's management sees considerable upside potential in several key sectors which are currently undervalued, including cable, television, media and oil and gas. With the forecasts for prolonged cold weather, the management also expects enhanced oil and gas bond prices. Thus, the Trust is fully exposed to these sectors. The Trust's management also expects improvements in the ratings of the corporate debt of the three major airlines in 1996. In general, Allmerica Asset Management remains optimistic about the bond market's prospects.

                           ALLMERICA SECURITIES TRUST
                             HISTORICAL PERFORMANCE
--------------------------------------------------------------------
                                         NAV            Total Return
                              Total Return %         on Market Value
--------------------------------------------------------------------

1991 .................................. 20.33% ............. 20.97%
1992 .................................. 11.09% ............. 20.35%
1993 .................................. 12.65% .............  6.87%
1994 .................................. (2.41%)............ (12.48%)
1995 .................................. 18.58% ............. 21.71%
--------------------------------------------------------------------

The Lipper Closed-End General Bond Index is an unmanaged index of the top 30 funds within the closed-end general bond category. The Lehman Corporate Bond Index is an unmanaged index of all publically issued, fixed-rate, non-convertible investment grade corporate debt. Past performance is not indicative of future results.

                                       --------------------

                                        FINANCIALS

                                       --------------------





                                   == A S T ==

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
                  PORTFOLIO OF INVESTMENTS O DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 72.09%

            OIL, GAS, AND PETROLEUM - 21.38%

$2,000,000  ANR Pipeline Co.
            9.63%, 11/01/21                                         $  2,579,740
 2,100,000  Arkla, Inc., Debenture
            8.90%, 12/15/06                                            2,346,036
   500,000  Buckeye Pipeline LP
            First Mortgage, Series I
            9.72%, 12/15/96 (B)                                          516,140
 1,500,000  Cincinnati Gas & Electric Co.
            7.20%, 10/01/23                                            1,510,590
 1,000,000  Clark Oil & Refining Corp., Senior Notes
            9.50%, 09/15/04                                            1,032,500
 1,000,000  Parker & Parsley Petroleum Co., Senior Notes
            8.88%, 04/15/05                                            1,128,090
 1,450,000  Seagull Energy Corp.
            7.88%, 08/01/03                                            1,442,750
 1,250,000  Snyder Oil Corp., Subordinated Notes
            7.00%, 05/15/01                                            1,159,375
 1,500,000  Southwest Gas Corp., Debenture
            9.38%, 02/01/17                                            1,579,080
 1,500,000  Texas Eastern Transmission Corp.
            10.00%, 08/15/01                                           1,761,195
   600,000  Texas Utilities Electric Co.
            First Mortgage
            7.38%, 10/01/25                                              603,954
 1,000,000  Tosco Corp.
            7.00%, 07/15/00                                            1,013,750
 1,500,000  Transcontinental Gas Pipe Line Corp.
            9.00%, 11/15/96                                            1,539,735
 2,000,000  USX-Marathon Group, Inc.
            8.88%, 09/15/97                                            2,095,380
 1,000,000  Valero Management Partnership, LP
            First Mortgage Notes, Series J
            10.02%, 03/15/07 (B)                                       1,169,820
                                                                    ------------
                                                                      21,478,135
                                                                    ------------

            FINANCIAL - 5.76%

 1,000,000  Cenfed Financial Corp.
            11.17%, 12/15/01 (A)                                       1,111,250
 1,000,000  Center Financial Corp.
            8.38%, 10/01/02                                            1,033,750
 1,000,000  First Tennessee National Corp.
            Subordinated Notes
            6.75%, 11/15/05                                            1,020,460

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------

            FINANCIAL (CONTINUED)
$  502,964  Jennifer Holding Corp.
            12.25%, 12/30/98 (B)                                    $    523,249
 1,000,000  Mack Trust, Inc.
            10.91%, 04/01/99 (B)                                       1,065,480
 1,000,000  St. George Bank
            Subordinated Notes
            7.15%, 10/15/05 (A)                                        1,035,060
                                                                    ------------
                                                                       5,789,249
                                                                    ------------

            UTILITIES - 5.20%

   804,091  Midland Cogeneration Venture, Series C-91
            10.33%, 07/23/02                                             836,255
 1,416,000  North Atlantic Energy Corp.
            First Mortgage, Series A
            9.05%, 06/01/02                                            1,449,956
 1,270,000  Sithe/Independence Funding Corp., Series A
            9.00%, 12/30/13                                            1,335,075
 1,500,000  Texas-New Mexico Power Co.
            First Mortgage, Series U
            9.25%, 09/15/00                                            1,606,755
                                                                    ------------
                                                                       5,228,041
                                                                    ------------

            COMMUNICATIONS - 5.09%

 1,000,000  C-Tec Cable Systems, Inc.
            Senior Securitized Notes
            9.65%, 09/01/99 (B)                                        1,066,960
 1,000,000  Continental Cablevision, Inc., Senior Notes
            8.50%, 09/15/01                                            1,037,500
   750,000  Continental Cablevision, Inc., Senior Notes
            8.30%, 05/15/06 (A)                                          752,813
   555,000  GTE Corp.
            8.75%, 11/01/21                                              659,063
   500,000  Kerrville Telephone Co.
            9.76%, 03/29/00 (B)                                          535,500
 1,000,000  Viacom, Inc.
            7.75%, 06/01/05                                            1,061,970
                                                                    ------------
                                                                       5,113,806
                                                                    ------------

            PRIMARY METALS - 4.75%

 2,000,000  Bethlehem Steel Corp., Senior Notes
            10.38%, 09/01/03                                           2,110,000
   500,000  Cyprus Amax Minerals Co.
            9.88%, 06/13/01                                              583,810
 2,000,000  Usinor Sacilor, Senior Notes, Series A
            7.26%, 03/25/04 (B)                                        2,081,680
                                                                    ------------
                                                                       4,775,490
                                                                    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
             PORTFOLIO OF INVESTMENTS, CONTINUED O DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------

            SECURITIES BROKERS, DEALERS AND EXCHANGES - 4.28%

$1,000,000  Donaldson Lufkin & Jenrette, Inc.
            6.88%, 11/01/05                                         $  1,025,010
 1,000,000  Jones, Edward D. & Co., LP
            7.95%, 04/15/06 (B)                                        1,044,720
 2,000,000  Lehman Brothers, Inc.
            Senior Subordinated Notes
            10.00%, 05/15/99                                           2,232,980
                                                                    ------------
                                                                       4,302,710
                                                                    ------------

            INDUSTRIAL - 4.24%

 1,000,000  RPM, Inc., Senior Notes
            7.00%, 06/15/05                                              996,130
 1,300,000  Unisys Corp.
            8.88%, 07/15/97                                            1,150,500
 2,000,000  Westinghouse Electric Corp.
            8.88%, 06/01/01                                            2,116,400
                                                                    ------------
                                                                       4,263,030
                                                                    ------------

            TRANSPORTATION - 4.16%

 1,000,000  AMR Corp.
            10.00%, 02/01/01                                           1,148,800
 1,592,194  Delta Airlines, Inc.
            9.23%, 07/02/02 (B)                                        1,693,028
   659,000  US Air, Inc., Series D
            10.30%, 01/15/00                                             665,544
   661,000  US Air, Inc., Series F
            10.30%, 01/15/00                                             667,564
                                                                    ------------
                                                                       4,174,936
                                                                    ------------

            PAPER - 3.61%

 1,500,000  Boise Cascade Corp.
            10.13%, 12/15/97                                           1,612,785
 1,000,000  Fort Howard Corp.
            8.25%, 02/01/02                                              975,000
 1,000,000  Stone Container Corp., Senior Notes
            11.88%, 12/01/98                                           1,042,500
                                                                    ------------
                                                                       3,630,285
                                                                    ------------

            MERCHANDISING AND RETAIL - 3.19%

 1,000,000  Federated Department Stores Inc.,
            Senior Notes
            10.00%, 02/15/01                                           1,080,000
 1,000,000  Kroger Co.
            10.00%, 05/01/99                                           1,090,000
 1,000,000  USG Corp., Senior Notes
            8.50%, 08/01/05                                            1,035,000
                                                                    ------------
                                                                       3,205,000
                                                                    ------------

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------

            PRINTING AND PUBLISHING - 3.15%

$1,000,000  News America Holdings Inc., Senior Notes
            12.00%, 12/15/01                                        $  1,112,930
   850,000  Time Warner Entertainment Co., LP
            8.38%, 03/15/23                                              915,034
 1,000,000  Time Warner, Inc.
            9.15%, 02/01/23                                            1,134,040
                                                                    ------------
                                                                       3,162,004
                                                                    ------------

            CONSUMER PRODUCTS - 3.02%

 1,000,000  Chiquita Brands International, Inc.
            Senior Notes
            9.13%, 03/01/04                                              990,000
 1,900,000  Ralston Purina Co.
            7.75%, 10/01/15                                            2,040,752
                                                                    ------------
                                                                       3,030,752
                                                                    ------------

            MANUFACTURING INDUSTRIES - 2.16%

 1,000,000  Inland Steel Industries, Inc.
            12.75%, 12/15/02                                           1,125,000
 1,000,000  Wyman-Gordon Co., Senior Notes
            10.75%, 03/15/03                                           1,045,000
                                                                    ------------
                                                                       2,170,000
                                                                    ------------

            HEALTH CARE - 1.09%

 1,000,000  Tenet Healthcare Corp., Senior Notes
            9.63%, 09/01/02                                            1,100,000
                                                                    ------------

            PHARMACEUTICALS - 1.01%

 1,000,000  Georgia Gulf Corp.
            7.63%, 11/15/05                                            1,011,250
                                                                    ------------

            TOTAL CORPORATE NOTES AND BONDS                           72,434,688
            (Cost $69,048,590)                                      ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.11%

            U.S. TREASURY BONDS - 13.41%

 3,300,000  7.25%, 05/15/16                                            3,768,171
 8,492,000  7.13%, 02/15/23                                            9,710,089
                                                                    ------------
                                                                      13,478,260
                                                                    ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
             PORTFOLIO OF INVESTMENTS, CONTINUED O DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------


            U.S. TREASURY NOTES - 3.12%

$1,400,000  7.75%, 01/31/00                                         $  1,520,750
 1,600,000  5.75%, 08/15/03                                            1,619,248
                                                                    ------------
                                                                       3,139,998
                                                                    ------------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (C) - 0.58%

   374,215  9.00%, 06/15/16                                              398,759
   170,712  9.00%, 07/15/16                                              181,909
                                                                    ------------
                                                                         580,668
                                                                    ------------
            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS                                        17,198,926
            (Cost $15,889,629)                                      ------------

ASSET-BACKED SECURITIES - 6.48%

 1,000,000  American Airlines 1991-C2
            Pass Through Trusts
            9.73%, 09/29/14                                            1,118,750
   732,885  Eaglemark Trust 1995-1
            Harley-Davidson
            6.80%, 12/15/01 (A)                                          740,214
   888,859  Green Tree Financial Corp. 1995-A
            7.25%, 07/15/05                                              901,359
 1,000,000  Premier Auto Trust, Class A-4, Series 1995-4
            6.00%, 05/06/00                                            1,010,310
 1,418,087  United Air Lines 1991-A
            Pass Through Trusts
            9.30%, 03/22/08                                            1,590,285
   199,002  Western Financial 1994-2 Grantor Trust,
            Class A2 6.38%, 09/01/99                                     200,277
   931,222  Western Financial 1995-2 Grantor
            Trust, Class A2 7.10%, 07/01/00                              947,664
                                                                    ------------
            TOTAL ASSET-BACKED SECURITIES                              6,508,859
            (Cost $6,158,322)                                       ------------

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------

BRADY BONDS (D) - 2.21%

$  950,000  Columbia, Republic of
            7.25%, 02/23/04                                         $    911,278
 1,500,000  United Mexican States
            8.50%, 09/15/02                                            1,305,000
                                                                    ------------
            TOTAL BRADY BONDS                                          2,216,278
            (Cost $2,109,474)                                       ------------

SHARES
------
INVESTMENT COMPANIES - 0.25%

       674  Goldman Sachs Financial Square Prime
            Obligation Portfolio Fund                                        674
   250,972  Lehman Brothers Prime Fund, Class A                          250,972
                                                                    ------------
            TOTAL INVESTMENT COMPANIES                                   251,646
            (Cost $251,646)                                         ------------

TOTAL INVESTMENTS - 98.14%                                            98,610,397
(Cost $93,457,661)                                                  ------------

NET OTHER ASSETS AND LIABILITIES - 1.86%                               1,872,723
                                                                    ------------
NET ASSETS - 100.00%                                                $100,483,120
                                                                    ============
--------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1995, these securities amounted to $3,639,337 or 3.62% of net assets.
(B) Restricted Securities - represent ownership in private placement investments which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For information concerning each restricted security, see Note 7.
(C)  Pass Through Certificates
(D)  U.S. Currency Denominated


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------

                               STATEMENT OF ASSETS AND LIABILITIES o DECEMBER 31, 1995
ASSETS:
   Investments (Note 2):
      Investments at cost........................................................................     $  93,457,661
      Net unrealized appreciation (depreciation).................................................         5,152,736
                                                                                                      -------------
         Total investments at value..............................................................        98,610,397
   Cash  ........................................................................................               529
   Short term investments held as collateral for securities loaned (Note 2)......................         5,160,540
   Interest and dividend receivables.............................................................         2,013,424
                                                                                                      -------------
         Total Assets............................................................................       105,784,890
                                                                                                      -------------

LIABILITIES:
   Advisory fee payable (Note 3).................................................................            41,950
   Accrued expenses and other payables...........................................................            99,280
   Collateral for securities loaned (Note 2).....................................................         5,160,540
                                                                                                      -------------
         Total Liabilities.......................................................................         5,301,770
                                                                                                      -------------
NET ASSETS.......................................................................................     $ 100,483,120
                                                                                                      =============

NET ASSETS CONSIST OF:
   Par Value (Note 4)............................................................................     $   8,592,306
   Paid-in capital...............................................................................        88,551,952
   Undistributed net investment income...........................................................           139,625
   Accumulated (distribution in excess of) net realized gain (loss) on investments sold..........        (1,953,499)
   Net unrealized appreciation (depreciation) of investments.....................................         5,152,736
                                                                                                      -------------
TOTAL NET ASSETS.................................................................................     $ 100,483,120
                                                                                                      =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING ($10,000,000 AUTHORIZED SHARES WITH PAR VALUE OF $1.00)         8,592,306

NET ASSET VALUE
   Offering and redemption price per share (Net Assets / Shares Outstanding).....................     $       11.69
                                                                                                      =============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------

                           STATEMENT OF OPERATIONS o FOR THE YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
   Interest (Note 2).............................................................................     $   7,959,711
   Dividends (Note 2)............................................................................           174,857
                                                                                                      -------------
      Total investment income....................................................................         8,134,568
                                                                                                      -------------

EXPENSES:
   Investment advisory fees (Note 3).............................................................           491,155
   Custodian fees................................................................................             4,000
   Fund accounting fees (Note 3).................................................................            38,000
   Transfer agent fees...........................................................................            90,000
   Legal fees....................................................................................             5,000
   Audit fees....................................................................................            10,000
   Trustees' fees and expenses (Note 3)..........................................................            11,182
   Reports to shareholders.......................................................................            54,759
   New York Stock Exchange fees..................................................................            17,000
   Miscellaneous.................................................................................            20,826
                                                                                                      -------------
      Total expenses.............................................................................           741,922
                                                                                                      -------------
NET INVESTMENT INCOME............................................................................         7,392,646
                                                                                                      -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold..................................................           626,599
   Net change in unrealized appreciation (depreciation) of investments...........................         8,395,355
                                                                                                      -------------
NET GAIN (LOSS) ON INVESTMENTS...................................................................         9,021,954
                                                                                                      -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS..............................................................     $  16,414,600
                                                                                                      =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------

                                         STATEMENT OF CHANGES IN NET ASSETS
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       1995               1994
                                                                                  ---------------------------------
NET ASSETS AT BEGINNING OF YEAR......................................             $   91,457,903     $  101,161,467
                                                                                  --------------     --------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income.............................................                  7,392,646          7,242,802
   Net realized gain (loss) on investments sold......................                    626,599           (364,763)
   Net change in unrealized appreciation (depreciation) of investments                 8,395,355         (9,277,770)
                                                                                  --------------     --------------
   Net increase (decrease) in net assets resulting from operations...                 16,414,600         (2,399,731)
                                                                                  --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.............................................                 (7,389,383)        (7,303,833)
                                                                                  --------------     --------------

CAPITAL SHARE TRANSACTIONS:
   Issued to shareholders in reinvestment of dividends...............                         --                 --
                                                                                  --------------     --------------
      Total increase (decrease) in net assets........................                  9,025,217         (9,703,564)
                                                                                  --------------     --------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A).........................             $  100,483,120     $   91,457,903
                                                                                  ==============     ==============

(A) Undistributed net investment income.............................              $      139,625     $       80,564
                                                                                  ==============     ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Issued to shareholders in reinvestment of dividends...............                         --                 --
                                                                                  ==============     ==============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------
                                                   1995        1994        1993        1992       1991
---------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year...........    $ 10.644    $ 11.773    $ 11.302   $ 11.084   $ 10.110
                                                 --------    --------    --------   --------   --------
Income from Investment Operations:
   Net investment income.....................       0.860       0.843       0.909      0.954      0.980
   Net realized and unrealized gain (loss)
      on investments.........................       1.050      (1.122)      0.472      0.234      0.964
                                                ---------    --------    --------   --------   --------
         Total from Investment Operations:...       1.910      (0.279)      1.381      1.188      1.944
                                                ---------    --------    --------   --------   --------

Less Distributions:
   Dividends from net investment income......      (0.860)     (0.850)     (0.910)    (0.970)    (0.970)
                                                ---------    --------    --------   --------   --------

Net increase (decrease) in net asset value...       1.050      (1.129)      0.471      0.218      0.974
                                                ---------    --------    --------   --------   --------
Net Asset Value, end of year ................   $  11.694    $ 10.644    $ 11.773   $ 11.302   $ 11.084
                                                =========    ========    ========   ========   ========

Market Value, end of year....................   $  10.500    $  9.375    $ 11.625   $ 11.750   $ 10.625
                                                =========    ========    ========   ========   ========

Total Return on Market Value.................       21.71%     (12.48)%      6.87%     20.35%     20.97%

Ratios/Supplemental Data:
Net Assets, end of year (000's)..............   $ 100,483    $ 91,458    $101,161   $ 95,417   $ 93,571
Ratios to average net assets:
   Net investment income.....................       7.64%       7.59%       7.72%      8.49%      9.29%
   Operating expenses........................       0.77%       0.78%       0.74%      0.76%      0.77%
Portfolio Turnover Rate......................         42%         42%         55%        55%        43%


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
                NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 1995
--------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Securities Trust (the "Trust"), was organized as a Massachusetts business trust on June 30, 1986 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The primary investment objective is to provide a high rate of current income with capital appreciation as a secondary objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

     SECURITY VALUATION

Corporate debt securities and debt securities of the U.S. government and its agencies (other than short-term investments), are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. At December 31, 1995, prices of securities whose total value represented 7.9% of net assets were available only from a principal market maker. These prices may differ from what would have been used had a broader market for securities existed.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned. Dividend income is recorded on the ex-dividend date.

     FEDERAL TAXES

The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Paid-in capital, undistributed net investment income and accumulated net realized gain have been adjusted for permanent book-tax differences.

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

     DISTRIBUTION TO SHAREHOLDERS

Dividends to shareholders from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

     SECURITIES LENDING

The Trust loans securities to certain brokers who pay the Trust's negotiated lenders' fees. Collateral must be maintained at a value at least equal to the value at all times of the securities lent. At December 31, 1995, bonds with aggregate value of approximately $4,975,090 were on loan to brokers. The loans were secured with cash collateral of $5,160,540, which was subsequently invested in cash equivalents. The related income earned was $35,890 which is included in interest income for the year ended December 31, 1995.

3.   INVESTMENT ADVISORY FEES AND
     OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica", effective October 16, 1995), formerly State Mutual Life Assurance Company of America, serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at an annual rate of (a) 3/10 of 1% of average total net assets plus (b) 2-1/2% of the amount of interest and dividend income.

   In the event normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.5% of the first $30,000,000 of the Trust's average weekly net assets and 1% of the Trust's average total net assets in excess of $30,000,000 for any fiscal year, AAM will bear such expenses.

AAM has entered into an Administrative Services Agreement with First Data Investors Services Group, Inc. ("FDISG"), formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolio and is entitled to receive an administrative fee and certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives fees from the Portfolio for certain fund accounting services provided in its capacity as pricing and bookkeeping agent. Prior to March 31, 1995, the fund accounting services were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America, under the same fee structure. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.. 440 Financial, an affiliate of First Allmerica, received fees of $9,283 for fund accounting expense for the period January 1 through March 31, 1995.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized.

5.   PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1995 were as follows:

             PURCHASES                                       SALES
     GOVERNMENT          OTHER                   GOVERNMENT          OTHER
--------------------------------------------------------------------------------
    $29,222,508      $23,651,721                $19,427,931      $16,617,165


At December 31, 1995 aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                 TAX BASIS
                                              NET UNREALIZED
    UNREALIZED        UNREALIZED               APPRECIATION
   APPRECIATION      DEPRECIATION             (DEPRECIATION)          COST
--------------------------------------------------------------------------------
   $5,638,017         $485,281                 $5,152,736         $93,457,661


6.   CAPITAL LOSS CARRYFORWARD

As of December 31, 1995, the Trust had available for Federal tax purposes unused capital loss carryforwards of $234,835, $1,458,655 and $260,009 expiring in 1997, 1998 and 2002, respectively. For the year ended December 31, 1995, the Trust utilized $466,047 of capital loss carryforwards.

7.   RESTRICTED SECURITIES

At December 31, 1995, the Trust owned the following restricted securities constituting 9.65% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on restricted securities is as follows:

                                           DATE OF              PAR                COST AT
DESCRIPTION                              ACQUISITION          AMOUNT             ACQUISITION             VALUE
--------------------------------------------------------------------------------------------------------------------
Buckeye Pipeline Co., L.P.                12/23/86          $   500,000      $      500,000       $      516,140
C-Tec Cable Systems, Inc.                 07/06/89            1,000,000           1,000,000            1,066,960
Delta Airlines, Inc.                      12/12/91            1,592,194           1,610,978            1,693,028
Jennifer Holding Corp.                    07/17/87              502,964             535,157              523,249
Jones, Edward D. & Co., L.P.              05/06/94            1,000,000           1,000,000            1,044,720
Kerrville Telephone Co.                   02/09/90              500,000             500,000              535,500
Mack Trust, Inc.                          07/14/95            1,000,000           1,041,920            1,065,480
Usinor Sacilor                            01/14/94            2,000,000           2,000,000            2,081,680
Valero Management Partnership, L.P.       03/04/87            1,000,000           1,000,000            1,169,820
                                                                             -----------------------------------
Total                                                                        $    9,188,055       $    9,696,577
                                                                             ===================================

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allmerica Securities Trust, (hereafter referred to as the "Trust") at December 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 8, 1996

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
                                OTHER INFORMATION
--------------------------------------------------------------------------------


SHAREHOLDER VOTING RESULTS (Unaudited):

At the Annual Meeting of Shareholders, held on April 19, 1995, results of shareholder voting for the election of Trustees were as follows:

   SHARES FOR         NAME OF TRUSTEE       % OF SHS VOTED       SHS WITHHELD
   ----------         ---------------       --------------       ------------
    6,293,247        John F. O'Brien            97.1               184,864
    6,335,307        Russell E. Fuller          97.8               142,804
    6,289,400        Gordon Holmes              97.1               188,711
    6,331,066        John D. Hunt               97.7               147,045
    6,291,963        John P. Kavanaugh          97.1               186,148
    6,291,170        Attiat F. Ott              97.1               186,941
    6,335,603        Paul D. Paganucci          97.8               142,508
    6,336,822        Richard M. Reilly          97.8               141,289
    6,286,015        Ranne P. Warner            97.0               192,096
    6,333,984        Thomas S. Zocco            97.8               144,127

By a vote of 6,315,562 shares in favor, representing 73.50% of shares outstanding, shareholders ratified and approved the appointment of Price Waterhouse LLP as independent accountants for the Trust.


QUARTERLY DATA (Unaudited):


                                                                     NET REALIZED AND          NET INCREASE (DECREASE)
                                         NET INVESTMENT          UNREALIZED GAINS (LOSSES)     IN NET ASSETS RESULTING
                                             INCOME                   ON INVESTMENTS               FROM OPERATIONS
  QUARTERLY         TOTAL                             PER                          PER                            PER
   PERIOD          INCOME             AMOUNT         SHARE         AMOUNT         SHARE         AMOUNT           SHARE
-----------------------------------------------------------------------------------------------------------------------
1993
3/31/93         $ 2,140,083        $ 1,958,737      $ 0.23      $ 3,306,578      $ 0.39      $ 5,265,315        $ 0.62
6/30/93           2,114,011          1,927,053        0.23        1,307,837        0.15        3,234,890          0.38
9/30/93           2,131,502          1,940,230        0.23          589,036        0.07        2,529,266          0.30
12/31/93          2,099,968          1,918,425        0.22       (1,203,773)      (0.14)         714,652          0.08

1994
3/31/94           2,051,933          1,866,933        0.22       (4,283,505)      (0.50)      (2,416,572)        (0.28)
6/30/94           1,946,889          1,756,990        0.20       (3,048,006)      (0.36)      (1,291,016)        (0.15)
9/30/94           2,007,141          1,818,461        0.21         (541,387)      (0.06)       1,277,074          0.15
12/31/94          1,980,461          1,800,418        0.21       (1,769,635)      (0.21)          30,783          0.00

1995
3/31/95           2,011,795          1,831,470        0.21        2,300,857        0.27        4,132,327          0.48
6/30/95           2,005,417          1,822,485        0.21        4,093,980        0.48        5,916,465          0.69
9/30/95           2,075,239          1,896,060        0.22          432,024        0.05        2,328,084          0.27
12/31/95          2,042,117          1,842,631        0.22        2,195,093        0.25        4,037,724          0.47

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

AUTOMATIC DIVIDEND
INVESTMENT PLAN

   As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and fractional shares of the Trust to be held on deposit in your account. Such dividends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate participation in or rejoin the plan at any time.

CASH INVESTMENT PLAN

   The cash investment plan provides a systematic, convenient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.

   Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

   Your account will be credited with full and fractional shares purchased. Following each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

                                     [LOGO]
                                   ALLMERICA
                                  FINANCIAL(R)





                First Allmerica Financial Life Insurance Company
             Allmerica Financial Life Insurance and Annuity Company
                    (licensed in all states except NY and HI)
          Allmerica Trust Company, N.A. o Allmerica Investments, Inc.
                  Allmerica Investment Management Company, Inc.
Allmerica Asset Management, Inc. o Allmerica Property & Casualty Companies, Inc.
     The Hanover Insurance Company o Sterling Risk Management Services, Inc. Citizens Corporation o Citizens Insurance Company of America o AMGRO, Inc.

               440 Lincoln Street, Worcester, Massachusetts 01653


08112 (12/95)                                  [LOGO] Printed on Recycled Paper